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                                                                    EXHIBIT 99.1



                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Graphic Packaging International Corporation (the Company) on Form 10-Q/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Jeffrey H. Coors, Chief Executive Officer and President of the Company, and Luis E. Leon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 25, 2003                           By /s/ Jeffrey H. Coors
                                                  ------------------------------
                                                  Jeffrey H. Coors
                                                  Chief Executive Officer and
                                                  President


Date:  July 25, 2003                           By /s/ Luis E. Leon
                                                  ------------------------------
                                                  Luis E. Leon
                                                  Chief Financial Officer